UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2015

INTUIT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue

Mountain View, CA 94043

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment of the Employee Stock Purchase Plan

At the Annual Meeting of Stockholders of Intuit Inc. (“Intuit”) held on January 22, 2015, Intuit’s stockholders approved an amendment to Intuit’s Employee Stock Purchase Plan (the “Plan”). The amendment was approved by Intuit’s Board of Directors, subject to the approval of Intuit’s stockholders, and became effective with such stockholder approval on January 22, 2015.

As a result of such stockholder approval, the Plan was amended to increase the number of shares authorized for issuance under the Plan by 3,000,000 shares as described more fully in “Proposal No. 4 - Approval of An Amendment and Restatement of the Employee Stock Purchase Plan” (pages 63 through 66) in Intuit’s definitive proxy statement dated November 26, 2014, and filed with the Securities and Exchange Commission on November 26, 2014.

The foregoing descriptions are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 99.01 to the S-8 Registration Statement filed by Intuit on January 23, 2015.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Intuit’s Annual Meeting of Stockholders was held on January 22, 2015. At the meeting, stockholders:

1.	Elected nine persons to serve as directors of Intuit;

2.	Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year ended July 31, 2015;

3.	Approved the non-binding advisory resolution on executive compensation; and

4.	Approved the Amended and Restated Employee Stock Purchase Plan.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
William V. Campbell	228,735,131	10,371,084	254,255	16,444,560
Scott D. Cook	229,939,034	9,169,428	252,008	16,444,560
Richard L. Dalzell	236,970,710	2,130,887	258,873	16,444,560
Diane B. Greene	229,908,848	8,810,754	640,868	16,444,560
Edward A. Kangas	221,310,036	17,788,014	262,420	16,444,560
Suzanne Nora Johnson	237,684,688	1,033,763	642,019	16,444,560
Dennis D. Powell	235,683,424	3,027,105	649,941	16,444,560
Brad D. Smith	236,900,402	2,206,605	253,463	16,444,560
Jeff Weiner	235,488,203	3,610,648	261,619	16,444,560

2.	Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ended July 31, 2015.

For	Against	Abstain	Broker Non-Votes
252,877,038	2,653,292	274,700

3.	Advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
205,169,146	33,763,657	427,667	16,444,560

4.	Approval of Amended and Restated Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
237,945,016	1,120,046	295,408	16,444,560

ITEM 8.01	OTHER EVENTS.

In December 2014, Brad D. Smith, President and Chief Executive Officer and a director of Intuit Inc., adopted a stock trading plan related to the exercise of 185,000 stock options and the sale of the underlying Intuit Inc. common stock. Subject to the terms and conditions of this plan, a brokerage firm may periodically sell the issued shares at predetermined minimum prices from February 2015 to June 2015.

This plan is intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and was adopted in accordance with Intuit’s policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock.

Transactions under this plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit	Description

10.01	Intuit Inc. Amended and Restated Employee Stock Purchase Plan, as amended through January 22, 2015 (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-201671) filed by the registrant with the Securities and Exchange Commission on January 23, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2015	INTUIT INC.

	By:	/s/ LAURA A. FENNELL
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.01	Intuit Inc. Amended and Restated Employee Stock Purchase Plan, as amended through January 22, 2015 (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-201671) filed by the registrant with the Securities and Exchange Commission on January 23, 2015).